                                                                   Exhibit 99.1

                         FORM 3 JOINT FILER INFORMATION

Names of Joint Filers:

Azure Capital Partners II, L.P.

Azure Entrepreneurs II, L.P.

Azure Capital Partners VC Administrators II, L.P.

Azure Parent, L.L.C.

Azure Capital Partners, Inc.

Address of Joint Filers:

c/o Azure Capital Partners

650 California Street, 11th Floor

San Francisco, CA 94108

Designated Filer:

Azure Parent, L.L.C.

Issuer and Ticker Symbol:

Cyan, Inc. [CYNI]

Date of Event:

May 8, 2013

Signatures of Joint Filers:

Azure Capital Partners II, L.P.

   By: Azure Capital Partners VC Administrators II, L.P.
   Its Sole General Partner

   By: Azure Parent, L.L.C.
   Its Sole General Partner

   By: /s/ Paul A. Ferris
      -------------------------------
      Managing Member

Azure Entrepreneurs II, L.P.

   By: Azure Capital Partners VC Administrators II, L.P.
   Its Sole General Partner

   By: Azure Parent, L.L.C.
   Its Sole General Partner

   By: /s/ Paul A. Ferris
      -------------------------------
      Managing Member

Azure Capital Partners VC Administrators II, L.P.

   By: Azure Parent, L.L.C.
   Its Sole General Partner

   By: /s/ Paul A. Ferris
      -------------------------------
      Managing Member

By: Azure Parent, L.L.C.

   By: /s/ Paul A. Ferris
      -------------------------------
      Managing Member

By: Azure Capital Partners, Inc.

   By: /s/ Paul A. Ferris
      -------------------------------
      Secretary